UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 21, 2010

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       Changes in Registrant’s Certifying Accountant.

(a)     On November 21, 2010, BPZ Resources, Inc. (the “Company”) replaced its independent registered public accounting firm, Johnson Miller & Co., CPA’s PC (“Johnson Miller”). The decision to replace Johnson Miller was approved by the Audit Committee of the Board of Directors of the Company.

Johnson Miller’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and December 31, 2008 and through November 21, 2010, there were no disagreements between the Company and Johnson Miller on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Johnson Miller’s satisfaction, would have caused Johnson Miller to make a reference to the subject matter of the disagreement in connection with its report for such years and subsequent interim periods; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K for such years and subsequent interim periods through November 21, 2010.

The Company has provided Johnson Miller with a copy of this Current Report on Form 8-K. A copy of Johnson Miller’s letter, dated November 21, 2010, stating its agreement with the above statements is attached hereto as Exhibit 16.1.

(b)     On November 22, 2010, the Company engaged BDO USA, LLP (“BDO”) to serve as its new independent registered public accounting firm for the 2010 fiscal year. During the years ended December 31, 2009 and December 31, 2008 and through November 22, 2010, neither the Company nor anyone acting on its behalf consulted BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as defined in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 16.1	Letter from Johnson Miller & Co., CPA’s PC, dated November 21, 2010, regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: November 23, 2010	By:	/s/ Edward G. Caminos
	Name:	Edward G. Caminos
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 16.1	Letter from Johnson Miller & Co., CPA’s PC, dated November 21, 2010, regarding the change in certifying accountant.